UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2018

Genuine Parts Company
(Exact name of registrant as specified in its charter)

Georgia	001-05690	58-0254510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 Wildwood Pkwy Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 678.934.5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2018, Genuine Parts Company (“GPC”) announced it entered into a definitive agreement with Essendant Inc. (“Essendant”) pursuant to which Essendant will combine with GPC’s Business Products Group (collectively, the “Business”) in a business combination transaction, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 12, 2018, by and among GPC, Rhino SpinCo, Inc., a Delaware corporation and wholly owned subsidiary of GPC (“SpinCo”), Essendant and Elephant Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Essendant (“Merger Sub”). In connection with the Merger Agreement, GPC and SpinCo entered into a Separation Agreement dated as of April 12, 2018 (the “Separation Agreement”), pursuant to which the Business will be separated from GPC.

In the transactions contemplated by the Merger Agreement and the Separation Agreement, (i) GPC will transfer certain of its wholly owned subsidiaries that are engaged in the Business to SpinCo, (ii) GPC will distribute SpinCo’s stock to GPC’s stockholders by way of a pro rata dividend (the “Distribution”), and (iii) Merger Sub will merge with and into SpinCo, with SpinCo as the surviving corporation (the “Merger”) and a wholly owned subsidiary of Essendant. Upon consummation of the transactions contemplated by the Merger Agreement and the Separation Agreement, GPC shareholders will receive approximately 40.2 million shares of Essendant common stock, which will represent approximately 51% of the outstanding shares of Essendant common stock. Essendant’s existing stockholders will continue to hold the remaining approximately 49% of the outstanding shares of Essendant common stock.

The Separation Agreement

The Separation Agreement identifies certain wholly owned subsidiaries of GPC to be transferred to SpinCo and its subsidiaries as part of the separation of the Business from the other businesses of GPC (the “Separation”).

The Separation Agreement governs certain of the rights and obligations of GPC and SpinCo regarding the Distribution. The Separation Agreement also sets forth other covenants and agreements between GPC and SpinCo related to the Separation, including provisions concerning the termination and settlement of intercompany accounts, obtaining governmental approvals and third-party consents and net debt and net working capital adjustments. The Separation Agreement also sets forth agreements that govern certain aspects of the relationship between GPC and SpinCo after the Distribution, including provisions with respect to release of claims and indemnification.

Prior to the Distribution, SpinCo will enter into a credit facility for up to $400 million (the “SpinCo Debt”) and immediately thereafter, GPC will transfer certain wholly owned subsidiaries to SpinCo and SpinCo will draw the SpinCo Debt in an amount sufficient to make special cash payments to GPC of approximately $347 million, subject to adjustment based on SpinCo’s and Essendant’s net debt and SpinCo’s net working capital at the time of the Distribution and certain other adjustments. SpinCo has entered into commitment letters with certain financial institutions to provide for the SpinCo Debt.

The Separation Agreement provides that the Distribution is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement.

The Merger Agreement

The Merger Agreement provides that, immediately following the Distribution, Merger Sub will merge with and into SpinCo, with SpinCo surviving the Merger as a wholly owned subsidiary of Essendant. The aggregate number of shares of SpinCo common stock that will be issued to GPC stockholders in connection with the Distribution is approximately 40.2 million. At the effective time of the Merger, each share of SpinCo common stock will automatically convert into the right to receive one share of Essendant common stock, subject to adjustment in certain circumstances.

In addition, the Merger Agreement provides that in connection with the Merger, Essendant will increase the size of its board of directors to twelve individuals (the “Essendant Board”), comprised of four individuals designated by Essendant, four individuals designated by GPC and four individuals mutually agreed between Essendant and GPC. After the Merger, Essendant will have dual headquarters in Deerfield, IL and Atlanta, GA.

Consummation of the Merger is subject to customary closing conditions, including, among others, (1) the consummation of the Separation and the Distribution in accordance with the Separation Agreement, (2) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of any necessary regulatory approvals in other jurisdictions, (3) the effectiveness of registration statements to be filed with the U.S. Securities and Exchange Commission (“SEC”), and (4) the approval by Essendant’s stockholders of the issuance of Essendant common stock in the Merger (the “Share Issuance”).

The parties have made customary representations and warranties and agreed to various customary covenants in the Merger Agreement, including, among others, covenants to conduct the operations of the Business and Essendant in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain actions during such period. GPC covenants in the Merger Agreement not to solicit or enter into discussions concerning, or provide confidential information in connection with, alternative transactions with respect to the Business. Essendant also covenants in the Merger Agreement (1) to cause a stockholders meeting to be held to obtain the required stockholder approval, (2) not to solicit alternative transactions, (3) except under limited circumstances, not to enter into discussions concerning, or provide confidential information in connection with, alternative transactions, and (4) with limited exceptions, that the Essendant Board will recommend that the stockholders of Essendant vote to approve the Share Issuance.

The Merger Agreement contains certain termination rights for both Essendant and GPC and further provides that Essendant must pay to GPC a termination fee of $12 million upon termination of the Merger Agreement under the following circumstances:

•	if GPC terminates the Merger Agreement due to a failure of Essendant to comply with certain obligations relating to, among other matters, obtaining stockholder approval and not soliciting or participating in alternative transactions, including those obligations summarized in clauses (1) through (4) of the immediately preceding paragraph;

•	if Essendant terminates the Merger Agreement prior to receipt of stockholder approval in order to enter into a superior proposal (as defined in the Merger Agreement); or

•	if (i) Essendant or GPC terminates the Merger Agreement in certain circumstances, (ii) prior to such termination, a competing transaction involving Essendant is announced or is publicly known and, in either case, is not publicly withdrawn, and (iii) within twelve months after the termination Essendant enters into or consummates a competing transaction.

In addition, if the Merger Agreement is terminated because approval is not obtained at the Essendant stockholder meeting called for such purpose, Essendant has agreed to reimburse GPC for its expenses up to a maximum amount of $3 million. Any payment of an expense reimbursement will reduce, on a dollar-for-dollar basis, any termination fee payable by Essendant.

In connection with the transactions contemplated by the Merger Agreement and the Separation Agreement, certain additional agreements have been or will be entered into, including, among others:

•	a Tax Matters Agreement, which will govern GPC’s, SpinCo’s and Essendant’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, tax contests, preservation of the intended tax treatment of certain transactions contemplated by the Merger Agreement and the Separation Agreement and certain other tax matters; and

•	transition services agreements and certain real estate leases.

The foregoing descriptions of the Merger Agreement and the Separation Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which will be filed on GPC’s next Quarterly Report on Form 10-Q.

The above descriptions of the Separation Agreement and the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Separation Agreement and the Merger

Agreement. They are not intended to provide any other factual information about GPC, SpinCo, Essendant, Merger Sub, their respective subsidiaries and affiliates, or the Business. The Merger Agreement contains representations and warranties of GPC and SpinCo solely for the benefit of Essendant and Merger Sub and representations and warranties of Essendant and Merger Sub solely for the benefit of GPC and SpinCo. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Therefore, investors and security holders should not treat them as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors. They were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and they are subject to more recent developments. Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement when filed not in isolation but only in conjunction with the other information about Essendant and GPC and their subsidiaries that the respective companies include in reports and statements they file with the SEC.

Cautionary Statement

This document contains forward-looking statements, including statements regarding the proposed business combination transaction between GPC and Essendant in which GPC will separate its Business Products Group and combine this business with Essendant. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “predicting,” “projection,” “potential” or similar expressions. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of Essendant or the combined company following the proposed transaction, the anticipated benefits of the proposed transaction, including estimated synergies, the expected timing of completion of the transaction and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here, including but not limited to: the ability of GPC and Essendant to receive the required regulatory approvals for the proposed transaction and approval of Essendant’s stockholders and to satisfy the other conditions to the closing of the transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of GPC and Essendant to terminate the Merger Agreement; negative effects of the announcement or the consummation of the transaction on the market price of GPC’s or Essendant’s common stock and/or on its business, financial condition, results of operations and financial performance; risks relating to the value of the Essendant shares to be issued in the transaction, significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed transaction cannot be realized in full or at all or may take longer to realize than expected; risks associated with contracts containing consent and/or other provisions that may be triggered by the proposed transaction; risks associated with transaction related litigation; the possibility that costs or difficulties related to the integration of the businesses will be greater than expected; and the ability of the combined company to retain and hire key personnel. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see GPC’s and Essendant’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by GPC and/or Essendant from time to time. The forward-looking information herein is given as of this date only, and neither GPC nor Essendant undertakes any obligation to revise or update it.

Additional Information

In connection with the proposed transaction, Essendant will file with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus of Essendant, and SpinCo, a wholly owned subsidiary of GPC created for the proposed transaction, will file with the SEC a registration statement on Form 10. INVESTORS AND

SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the registration statements and the proxy statement/prospectus free of charge from the SEC’s website or from GPC or Essendant. The documents filed by SpinCo with the SEC may be obtained free of charge at GPC’s website at www.genpt.com, at the SEC’s website at www.sec.gov or by contacting GPC’s Investor Relations Department at (678) 934-5000. The documents filed by Essendant with the SEC may be obtained free of charge at Essendant’s website at www.essendant.com, at the SEC’s website at www.sec.gov or by contacting Essendant’s Investor Relations Department at (847) 627-2900.

Participants in the Solicitation

GPC, Essendant and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about GPC’s directors and executive officers is available in GPC’s proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on February 27, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, the proxy statement/prospectus and other relevant documents to be filed with the SEC regarding the proposed transaction. Information about Essendant’s directors and executive officers is available in Essendant’s proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 12, 2017, its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 21, 2018, and its Current Reports on Form 8-K, which were filed with the SEC on May 2, 2017, June 13, 2017, July 17, 2017, October 25, 2017, December 28, 2017 and March 8, 2018.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUINE PARTS COMPANY

Date: April 12, 2018	/s/ Carol B. Yancey
Name: Carol B. Yancey Title: Executive Vice President and Chief Financial Officer